EXHIBIT 1.01

CONFLICT MINERALS REPORT

MICROCHIP TECHNOLOGY INCORPORATED
In Accord with Rule 13p-1 Under the Securities Exchange Act of 1934

This report for the year ended December 31, 2018, is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 ("Rule 13p-1"). Rule 13p-1 was adopted by the United States Securities and Exchange Commission ("SEC") to implement reporting and disclosure requirements related to conflict minerals as directed by Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 ("Dodd-Frank"). Rule 13p-1 imposes certain reporting obligations on SEC registrants whose products contain conflict minerals necessary to the functionality or production of their products. Conflict Minerals are defined by Rule 13p-1 as gold, cassiterite, columbite-tantalite, wolframite, and their derivatives, which are limited to tin, tantalum, and tungsten.
If a registrant has reason to believe that any conflict minerals in their supply chain may have originated in the Democratic Republic of the Congo or an adjoining country ("Covered Countries"), or if they are unable to determine the country of origin of conflict minerals or that their products are manufactured entirely from recycled and scrap sources, then the issuer must exercise due diligence on the source and chain of custody of the conflict minerals. The registrant must annually submit a Conflict Minerals Report ("CMR") to the SEC that includes a description of those due diligence measures. This report is Microchip Technology Incorporated's CMR for the reporting calendar year ended December 31, 2018.
This report is not audited, as Rule 13p-1 and current SEC guidance provide that if the registrant is not declaring products as "DRC Conflict Free," the CMR is not subject to an independent private sector audit ("IPSA").
1.    COMPANY OVERVIEW
MICROCHIP TECHNOLOGY INCORPORATED develops, manufactures, contracts to manufacture and sells specialized semiconductor products used by its customers in a wide variety of embedded control applications. Microchip Technology Incorporated was incorporated in Delaware in 1989. In this CMR, "we," "us," and "our" each refers to Microchip Technology Incorporated and its subsidiaries ("Microchip").

Our executive offices are located at 2355 West Chandler Boulevard, Chandler, Arizona 85224-6199 and our telephone number is (480) 792-7200.
Our Internet address is www.microchip.com. This CMR will be posted on our website with our other SEC filings under About Us/Investor Relations as soon as reasonably practicable after it is electronically filed with the SEC. All our SEC filings are available on our website free of charge. Additionally, this CMR will be posted on our designated Conflict Minerals webpage at the internet address www.microchip.com/conflictminerals. The information on our website is not incorporated into this CMR.
Notice of Acquisition of Microsemi Corporation
Microchip acquired Microsemi Corporation ("Microsemi") on May 29, 2018. As a result of the mid-year acquisition Microchip did not have the opportunity to integrate Microsemi’s conflict minerals program for the 2018 reporting period and allowed Microsemi to conduct its own Reasonable Country of Origin Inquiry ("RCOI"). Microsemi's RCOI concluded in March 2019. Despite the fact that both Microchip and Microsemi conducted separate RCOIs, the results of both RCOIs are reported in this single CMR.  Microchip will fully integrate Microsemi's products into our Conflict Minerals program during our 2019 RCOI. Our joint RCOI will begin in June 2019, which will produce one, integrated, smelter set for integrated circuits and one smelter set for other products.
1.1    Microchip Products
Our product portfolio is comprised of general purpose and specialized 8-bit, 16-bit, and 32-bit PIC® microcontrollers and 16-bit dsPIC® digital signal controllers, most of which feature on-board Flash (reprogrammable) memory technology. In addition, we design, manufacture, contract to manufacture, and sell a broad spectrum of high-performance linear, mixed-signal, power management, thermal management, RF, safety and security, and interface devices, as well as serial EEPROMs, Serial Flash memories and Parallel Flash memories and serial SRAM memories. We also license Flash-IP solutions that are incorporated into a broad range of products. Our synergistic product portfolio targets thousands of applications worldwide and a growing demand for high-performance designs in the automotive, communications, computing, consumer and industrial control markets.
Microchip’s acquisition of Microsemi in 2018 included a product portfolio of high-performance and radiation-hardened analog mixed-signal integrated circuits, field programmable gate arrays ("FPGAs"), system on chip solutions ("SoCs") and application-specific integrated circuits ("ASICs"); power management products; timing and synchronization devices and precise time solutions, setting the world's standard for time; voice processing devices; radio frequency ("RF") solutions; discrete components; enterprise storage and communication solutions, security technologies and scalable anti-tamper products; Ethernet solutions; Power-over-Ethernet integrated circuits ("ICs") and midspans; as well as custom design capabilities and services.

Our strategic focus is on embedded control solutions, including:

1.	General purpose and specialized microcontrollers and 32-bit microprocessors and discrete components.
2.    Development tools and related software
3.    Analog, interface, mixed signal, timing and security products
4.    Wired and wireless connectivity products
5.    Memory products
6.    Technology licensing
A more detailed discussion of our product categories and the products relating to each category for calendar year 2018 are contained in our Annual Reports for fiscal year 2018 (filed on May 18, 2018) and fiscal year 2019 (filed on May 30, 2019).
For the purposes of this report, Microchip’s products are further delineated in the table below separating integrated circuits from all other types of products.
Microchip product Categories A through C are components incorporated into customers’ products. Category D is research and application development tools used by customers' design engineers to design and test products. The product portfolio for Categories E and F belonged to Microsemi Corporation and were not included in Microchip's RCOI. Microchip did not have oversight or the opportunity to integrate the Microsemi program for the 2018 reporting period as such Microchip allowed Microsemi to conduct its own RCOI. Microsemi's RCOI concluded in March 2019. Despite the fact that both Microchip and Microsemi conducted separate RCOIs, the results of both RCOIs are reported in this single CMR.
All references to “Microchip” products hereafter include Microchip and all subsidiaries’ products in Categories A through D that were manufactured by Microchip or its subsidiaries, or contracted by Microchip or its subsidiaries to be manufactured, and within the scope of Rule 13p-1 ("Microchip products") unless specifically attributed to Microchip or a specific subsidiary (e.g. "Microchip Category A products" vs. "subsidiary Category A products"). All references to “Microsemi” products hereafter include Microsemi and all subsidiaries’ products in Categories E and F that were manufactured by Microsemi or its subsidiaries, or contracted by Microsemi or its subsidiaries to be manufactured, and within the scope of Rule 13p-1 ("Microsemi products") unless specifically attributed to Microsemi or a specific subsidiary (e.g. " Microsemi Category E products" vs. "subsidiary Category E products").

Conflict Minerals Disclosure Category	Conflict Minerals Product Description
A
Integrated circuits including touch screen controller ICs (e.g. PIC® Microcontrollers, dsPIC® Digital Signal Controllers, touch and gesture sensing solutions, analog and interface, RF front-end products, wireless audio, USB and wireless solutions, embedded security products, memory products, medical electronics, LED drivers, printer/EL drivers, telecommunications, general industrial.)

B	RF modules and touch screen controller boards
C	System-in-Package (SiP) hybrid modules
D	R&D application development printed circuit boards and system kits
E	Microsemi - Integrated circuits including field programmable gate arrays ("FPGAs"), application-specific integrated circuits ("ASICs"), Power-over-Ethernet integrated circuits ("ICs") and midspans.
F
Microsemi - System on chip solutions ("SoCs"), Power management products; timing and synchronization devices and precise time solutions, voice processing devices; radio frequency ("RF") solutions; discrete components; enterprise storage and communication solution products, security technologies and scalable anti-tamper products; Ethernet solutions; as well as custom design capabilities and services.

We conducted an analysis of Microchip products and found that small quantities of tin, tantalum, tungsten and/or gold ("3TG"), necessary to their functionality or production, are found in substantially all Microchip products (Categories A, B, C, and D). Additionally, we conducted an analysis of Microsemi products and found that small quantities of tin, tantalum, tungsten and/or gold ("3TG"), necessary to their functionality or production, are found in substantially all Microsemi products (Categories E and F).
1.2    Conflict Minerals Report
For all product categories, we have been unable to conclusively determine the origin of the 3TG that our products contain, or to conclusively determine to what extent they come from recycled or scrap sources; the facilities used to process them; their country of origin; or their mine or location of origin. Our suppliers reported at broad levels, often at the company or large product family level. None of our suppliers identified which entities sourced Microchip products and none of our suppliers reported that all entities identified on their Responsible Minerals Initiative Conflict Minerals Reporting Template ("RMI-CMRT") sourced Microchip products. This report describes our Reasonable Country of Origin Inquiry (“RCOI”) for context, the due diligence measures we took on the 3TG source and chain of custody, a description of the products manufactured or contracted to be manufactured for which we controlled the design and specified or approved the utilized materials, the results of our due diligence efforts, and expected risk assessment and mitigation steps.

1.3    Microchip’s Supply Chain
Microchip Products
It was only practicable to conduct and complete an RCOI of all (100%) of our suppliers for Category A products in the reporting period ended December 31, 2018. In calendar year 2018, Microchip began a new RCOI for Category B, Category C, and Category D products. Microchip focused on the highest volume, highest revenue products representing greater than 90% of Microchip revenue in fiscal year 2018, Category A, Integrated Circuits.

1.3.1	Category A – Integrated Circuits
Integrated circuits are manufactured and assembled by Microchip and contract manufacturers, and the first-tier supply chain to Microchip is best illustrated by three categories: (1) raw material suppliers; (2) silicon foundries; and (3) assembly subcontractors. Raw material suppliers support Microchip's three primary manufacturing sites where Microchip fabricates integrated circuits on raw silicon and our backend assembly sites.

1.3.2	Categories B, C, and D -- RF Modules, Touch Screen Controller Boards, SiP Hybrid Modules, and R&D Application Development Printed Circuit Boards and System Kits
RF modules, touch screen controller boards, SiP hybrid modules, and R&D application development tools are assembled by Microchip and contract manufactures. For Category B, Category C, and Category D products assembled by contract manufacturers, Microchip's design engineers specify the type and manufacturer of each discrete component – resistors, diodes, crystal oscillators, inductors, and capacitors are examples of discrete components mounted on Category B, Category C, and Category D substrates but are not manufactured by Microchip. The contract manufacturers order the components, bare printed circuit boards or substrates, where applicable, and materials used in these products from their lower tier suppliers. Microchip does not have visibility or expertise to know if 3TG is necessary for functionality or production of all the materials, components, and peripheral equipment that make up the components on Category B, Category C, and Category D products. The contract manufacturers may not have that visibility either. Many suppliers to the contract manufacturers, in turn, have suppliers. Transparency throughout the supply chain is challenging and takes time. We refined our list of verified suppliers to 230 suppliers and more than ~~~~~10,000 individual component part numbers. We found many different methods by which Microchip's internal product design groups produced bills of materials for the contract manufacturers to use. We recognized the presence of obvious, functional 3TG - tantalum in tantalum capacitors, gold on RF impedance-constrained circuit boards and certain connectors, tin used to mount components to circuit boards, as examples. However, understanding where or if other 3TG were present, and whether they were functional, was challenging. We expect our contract manufacturers to provide information on the origin of the 3TG contained in materials chosen and purchased directly by the contract manufacturers (e.g., tin solder and bare circuit boards). Microchip asked those same contract manufacturers to provide information on the origin of any 3TG contained in other materials, discrete components, and peripheral equipment that make up Category B, Category C, and Category D products, but that proved challenging for the contract manufacturers. In order to overcome this challenge Microchip diligently conducted outreach to its Category B, Category C, and Category D supply chains. In our RCOI starting in June 2018 and ending January 2019 for Category B, Category C, and Category D products, we were able to achieve a response rate of 92% from our suppliers overall. This response rate is significantly higher than last year’s supplier response rate as we were able to gain a greater insight into our supply chain allowing for the removal of suppliers that should have been excluded from our RCOI. Continued growth and influence of conflict minerals programs around the world and Microchip’s diligent work during our annual RCOI will yield greater supply chain transparency over time. Microchip still has many of the same hurdles that we encountered in our 2013/2014 RCOI, but we are confident that in the future we will be able to obtain an increased response rate from our suppliers in our Category B, Category C, and Category D supply chains.
1.4    Microsemi’s Supply Chain
Microsemi Corporation Products
It was only practicable to conduct and complete an RCOI of all (100%) of their suppliers for Category E products in the reporting period ended December 31, 2018. In the calendar year 2018, Microsemi conducted an RCOI of all (100%) of their suppliers for Category F products.

1.4.1	Category E – Integrated Circuits
Integrated circuits are manufactured and assembled by Microsemi and/or its contract manufacturers. Microsemi’s first-tier supply chain is best illustrated by three categories: (1) raw material suppliers; (2) silicon foundries; and (3) assembly subcontractors. In our RCOI starting in September 2018 and ending March 2019 for Category E products, we were able to achieve a response rate of 100% from our suppliers overall.
1.4.2    Category F – Non-Integrated Circuits
System on chip solutions ("SoCs"), Power management products; timing and synchronization devices and precise time solutions, voice processing devices; radio frequency ("RF") solutions; discrete components; enterprise storage and communication solution products, security technologies and scalable anti-tamper products; Ethernet solutions; as well as custom design capabilities and services. In our RCOI starting in September 2018 and ending March 2019 for

Category F products, we were able to achieve a response rate of greater than 94% from our suppliers overall. Continued growth and influence of conflict minerals programs around the world and Microsemi’s diligent work during our annual RCOI will yield greater supply chain transparency over time. We are confident that in the future we will be able to obtain an increased response rate from our suppliers in our Category F supply chains.
1.5    Conflict Minerals Policy
Microchip has adopted a conflict minerals policy. Our publicly available policy is on our company website at www.microchip.com. Our policy in effect on the date of this filing appears below in italics.

Microchip Technology Incorporated and all related subsidiaries (collectively, “Microchip”) join many others who are deeply concerned regarding the human tragedies occurring in the Democratic Republic of the Congo and adjoining countries (“Covered Countries”) associated, in part, with the mining of columbite-tantalite (tantalum), cassiterite (tin), wolframite (tungsten) and gold (“Conflict Minerals” or “3T&G”).
These minerals originate from various continents, but armed groups engaged in, or interfering with, mining operations within the Covered Countries are believed to subject workers and indigenous people to serious human rights abuses and are using proceeds from the sale of these Conflict Minerals to finance and sustain regional conflicts. Microchip supports responsible minerals sourcing within the Covered Countries to encourage viable and ethical revenue streams for the local communities. We recognize and support the need to develop programs which allow for improved transparency in 3T&G mining and transport of Conflict Minerals and improved traceability within the 3T&G supply chain.
Microchip, its executive management and its business groups, take corporate governance and business ethics seriously. Tantalum, tin, tungsten, and gold are used in electronics products, including products manufactured by Microchip.
Microchip is diligently working toward a goal of assuring our products are manufactured and are sourced from socially responsible supply chains. In pursuit of that goal Microchip is doing the following:

•
Participating as a member of the Responsible Minerals Initiative (“RMI”) that engages Smelters and Refiners (“SOR”) and conducts audits of the SOR against responsible minerals sourcing protocols. The RMI maintains lists of SOR that have successfully completed their responsible minerals sourcing audits (including audits by similar industry-specific trade organizations) or are actively participating with the RMI or similar organization (“Conformant” and “active” smelter lists, respectively), and the RMI publishes the industry-standard Conflict Minerals Reporting Template for conducting a Reasonable Country of Origin Inquiry (“RCOI”).

•
Conducting annual RCOI and subsequent smelter sourcing due diligence required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”). Microchip uses the Responsible Minerals Initiative’s Conflict Minerals Reporting Template (“CMRT”) for our RCOI.

•	Retaining professional third-party smelter sourcing due diligence.

•	Presenting mineral sourcing risks to Microchip’s senior management.

•
Disallowing SOR into our integrated circuit supply chain that are not cooperating with, or that are no longer cooperating with, the RMI’s Responsible Minerals Assurance Process or similar mineral sourcing audit programs.

•
Providing information to suppliers and expecting each to source materials from socially responsible supply chains and to accurately and comprehensively disclose their list of SOR, either at company level or specific to those materials incorporated into Microchip’s products.

•	Publicly disclosing our conflict minerals policy, RCOI implementation procedures, and SOR sourcing due diligence procedures.

•	Microchip requires its suppliers to source minerals responsibly, sourcing only from smelters whose sourcing practices are Conformant with the RMI's Responsible Minerals Assurance Process (RMAP).

•	Microchip engages SOR where necessary, encouraging participation with the RMI’s RMAP program or their timely completion of the RMI’s third-party responsible minerals sourcing audit.

•	Include a conflict minerals flow-down clause in new and renewed supplier contracts and purchase terms and conditions.
2.        Microchip’s Reasonable Country of Origin Inquiry (RCOI) Results
The difference in product complexity and size of the respective supply chains of our different categories of products necessitated a different RCOI approach for the reporting year.

2.1	Category A Products
Beginning in June 2018, Microchip sent the RMI-CMRT with a set of educational and instructional documents, including a list of prohibited smelters, requesting the completion of the RMI CMRT to well- defined raw materials suppliers and its contract manufacturers for Category A products.
We reviewed the responses against criteria developed to determine valid responses and to identify candidates for subsequent inquiry ("Response Criteria"). For Microchip Category A inquiries, we received responses that we considered valid, including some requiring subsequent inquiry, from all first-tier suppliers.
TABLE 1
Category A Products, Smelter Metrics - 248 Total Smelters

Metal	Smelters recognized by the RMI RMAP to be Conformant with their responsible minerals sourcing protocols	Smelters actively participating in sourcing audits by RMI RMAP, TI-CMC, LBMA, or similar	Smelters known to source from the Covered Countries or for which there is reason to believe may source from the Covered Countries	Smelters that use 100% scrap or recycled sources
Tantalum	39 of 39	0 of 39	20 of 39	7 of 39
Tin	71 of 71	0 of 71	2 of 71	9 of 71
Tungsten	39 of 39	0 of 39	6 of 39	1 of 39
Gold	99 of 99	0 of 99	4 of 99	35 of 99

All smelters for Category A products known to source from the Covered Countries, or for which there is reason to believe may source from the Covered Countries, are recognized as Conformant with RMI

Responsible Minerals Assurance Process (RMAP) responsible mineral sourcing protocols and are listed on the RMI's "Conformant" smelter list.

2.2	Category B, Category C, and Category D Products
For Category B, Category C, and Category D products, Microchip started an RCOI in May 2018. Having identified and queried the printed circuit board manufacturers and the subcontract manufacturers’ unique materials previously, we successfully expanded our inquiry of discrete component manufacturers for all Categories and manufacturers of peripheral equipment included in our Category D application development kits.

TABLE 2
Category B, Category C, and Category D Products, Smelter Metrics - 312 Total Smelters

Metal	Smelters recognized by the RMI RMAP to be Conformant with their responsible minerals sourcing protocols	Smelters actively participating in sourcing audits by RMI RMAP, TI-CMC, LBMA, or similar	Smelters not actively participating in sourcing audits by RMI RMAP, TI- CMC, LBMA, or similar	Smelters known to source from the Covered Countries or for which there is reason to believe may source from the Covered Countries
Tantalum	40 of 40	0 of 40	0 of 40	18 of 40
Tin	71 of 79	1 of 79	7 of 79	2 of 79
Tungsten	39 of 42	1 of 42	2 of 42	6 of 42
Gold	102 of 151	4 of 151	45 of 151	15 of 151
35 of the 41 smelters for Category B, C, and D products are known to source from the Covered Countries, or for which there is a reason to believe may source from the Covered Countries based on business relationships, are recognized as Conformant with RMI RMAP responsible minerals sourcing protocols. The remaining six smelters are known to source from the Covered Countries, or for which there is a reason to believe may source from the Covered Countries based on business relationships, are not recognized as Conformant with the RMI RMAP responsible minerals sourcing protocols thus requiring additional due diligence to be conducted. For more information on these six smelters, please go to section 3.3.1 “Category B, Category C, and Category D Identified Risks.”
65 of the 312 reported smelters for Category B, Category C, and Category D products were found to be 100% scrap recyclers.
2.3    Microsemi’s Reasonable Country of Origin Inquiry (RCOI) Results
Microchip acquired Microsemi Corporation ("Microsemi") on May 29, 2018. As a result, of the mid-year acquisition Microchip did not have the opportunity to fully integrate Microsemi’s conflict minerals program for the 2018 reporting period and allowed Microsemi to conduct its own Reasonable Country of

Origin Inquiry ("RCOI") using its past years’ RCOI procedures. Microchip’s conflict minerals team provided oversight and guidance during the 2018 RCOI. Microchip will fully integrate Microsemi's products into our Conflict Minerals program during our 2019 RCOI. Beginning in September 2018, in an effort to perform our RCOI on the source and chain of custody of conflict minerals, our Conflict Minerals Team performed a comprehensive review of all suppliers to identify those with products likely to contain 3TGs. A conflict minerals communication survey was launched through a third-party vendor who attempted to contact identified suppliers and provided the Responsible Minerals Initiative ("RMI") Conflict Minerals Reporting Template ("CMRT") version 5.11. Suppliers were provided with training materials for completing their CMRTs and given access to a library of conflict minerals resources. They could also contact our third-party vendor’s support personnel directly with questions. CMRTs received were reviewed to determine legitimacy and consistency of the reported data, and follow-up inquiries were made to address items such as incomplete, missing or invalid data.

2.4	Category E Products
TABLE 3
Category E Products, Smelter Metrics - 246 Total Smelters

Metal	Smelters recognized by the RMI RMAP to be Conformant with their responsible minerals sourcing protocols	Smelters actively participating in sourcing audits by RMI RMAP, TI-CMC, LBMA, or similar	Smelters known to source from the Covered Countries or for which there is reason to believe may source from the Covered Countries	Smelters that use 100% scrap or recycled sources
Tantalum	39 of 39	0 of 39	20 of 39	8 of 39
Tin	69[1] of 70	0 of 70	2 of 70	9 of 70
Tungsten	38 of 38	0 of 38	6 of 38	1 of 38
Gold	99 of 99	0 of 99	8 of 99	35 of 99

All smelters for Category E products known to source from the Covered Countries, or for which there is reason to believe may source from the Covered Countries, are recognized as Conformant with RMI Responsible Minerals Assurance Process (RMAP) responsible mineral sourcing protocols and are listed on the RMI's "Conformant" smelter list.

________________________
1 On March 18th, 2019 before the conclusion of Microsemi’s 2018 RCOI the RMI removed HuiChang Hill Tin Industry Co., Ltd. from the RMI Conformant List for Tin. Based on Microchip’s continuous Due Diligence conducted both internally and by our third-party consultant Microchip has determined that this smelter poses no risk of irresponsible sourcing from the Covered Countries. With respect to Microchip’s Category A products at the conclusion of our RCOI HuiChang Hill Tin Industry Co., Ltd. was still a Conformant smelter as our RCOI statistics reflect. On May 8th, 2019 HuiChang Hill Tin Industry Co., Ltd. was placed back on the conformant list by the RMI.

2.5	Category F Products
TABLE 4
Category F Products, Smelter Metrics - 314 Total Smelters

Metal	Smelters recognized by the RMI RMAP to be Conformant with their responsible minerals sourcing protocols	Smelters actively participating in sourcing audits by RMI RMAP, TI-CMC, LBMA, or similar	Smelters not actively participating in sourcing audits by RMI RMAP, TI- CMC, LBMA, or similar	Smelters known to source from the Covered Countries or for which there is reason to believe may source from the Covered Countries
Tantalum	40 of 40	0 of 40	0 of 40	21 of 40
Tin	70 of 79	1 of 79	8 of 79	2 of 79
Tungsten	39 of 42	1 of 42	2 of 42	6 of 42
Gold	103 of 153	4 of 153	46 of 153	18 of 153
38 of the 47 smelters for Category F products are known to source from the Covered Countries, or for which there is a reason to believe may source from the Covered Countries based on business relationships, are recognized as Conformant with RMI RMAP responsible minerals sourcing protocols. The remaining nine smelters are known to source from the Covered Countries, or for which there is a reason to believe may source from the Covered Countries based on business relationships, are not recognized as Conformant with the RMI RMAP responsible minerals sourcing protocols thus requiring additional due diligence to be conducted. For more information on these nine smelters, please go to section 3.3.2 “Category F Identified Risks.”
3.        Microchip and Microsemi Due Diligence Process
Microchip fully integrated Microsemi into our smelter mineral sourcing due diligence procedures for this reporting cycle.

3.1	Design of Due Diligence
We made a good faith effort in the reporting year to work within the framework of the Organization for Economic Co-Operation and Development’s Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Third Edition, OECD Publishing ("OECD Guidance") and related Supplements for 3TG, as it relates to our position in the supply chain as a “downstream company.”

3.2	Management Systems
Microchip operates under a set of Guiding Values and a Code of Business Conduct & Ethics that form the foundation of all management systems at Microchip. Continuing through the reporting year, Microchip expressed its concern and commitment regarding conflict minerals sourcing from the DRC and Covered Countries in a publicly available policy statement on conflict minerals as outlined in Section 1.5 above.
In addition, Microchip communicates our concern and commitment regarding conflict minerals sourcing from the DRC and Covered Countries in our Terms and Conditions of Purchase that accompanies every order acknowledgment.

3.2.1	Internal Team
Continuing through the reporting year, Microchip's management system for conflict minerals included a team of corporate representatives from relevant functions, including manufacturing, corporate environmental services, product environmental, supply management, risk management, corporate social responsibility and legal. The team is sponsored by Microchip's CFO, and senior management was briefed about the results of due diligence efforts, including minerals sourcing risks.
The conflict minerals team is responsible for implementing the conflict minerals compliance strategy, including formalizing conflict minerals due diligence practices, developing supplier risk assessment criteria and responses to risk. The team is led by the Sr. Manager of Site Services and Risk Loss who acts as the conflict minerals program manager.

3.2.2	Supply Chain Control Systems
To encourage the establishment of a system of controls and transparency over the mineral supply, we participate in the Responsible Minerals Initiative ("RMI"). Participation allows Microchip to promote validation programs, increase our knowledge of smelters and refiners in the supply chain, understand the scope and process for audit and validation program plans for metal-specific trade organizations, gain insight into which smelters are known to source from the covered countries, and join discussions of emerging practical due diligence experiences. During the reporting year, Microchip engaged a third-party due diligence consultant experienced with smelter sourcing research and with a proven record of smelter engagement. The consultant reviewed sorted smelter data obtained from our 2018 RCOI for Category A, Category E, and Category F products and raw, unsorted smelter data from our 2018 RCOI for Category B, Category C, and Category D products, and then prepared a technical file for each. Mineral sourcing risk, including customer perception of sourcing risk, is presented to Microchip's senior management.

3.2.3	Microchip Supplier Engagement
Microchip's supplier engagement activities in the reporting year again focused primarily on Category A suppliers. During the reporting year, we requested completion of the RMI CMRT by raw material suppliers and contract manufacturers of Category A products using an educational request letter that included training materials developed by Microchip, a prohibited smelters list, and referral to training materials developed by and available through the RMI. We reviewed responses against criteria designed to determine the number of valid responses ("Response Criteria"), and we followed up with corrections and clarifications as needed. During the reporting year, all reported smelters for Category A products were found to be listed in the RMI “Conformant” smelter lists. Over the course of the year, the RMI de-listed a number of smelters; additional discussion is presented in Section 3.3, second paragraph, of this CMR.
For Microchip’s Category B, Category C, and Category D products Microchip continued and expanded its engagement with the second and third tier discrete component and peripheral equipment suppliers using the RMI CMRT and educational materials. We continue to encounter circumstances where the manufacturer of the discrete component declined to provide a completed CMRT because we are not their direct customer - our contract manufacturers are their direct customer, but the contract manufacturers are not responsible for specifying the discrete components. We have begun to work more closely with our contract manufacturers to bridge this gap. However, hurdles still exist with our discrete component suppliers.

3.2.4	Microsemi Supplier Engagement
To perform our RCOI on the source and chain of custody of conflict minerals, our Conflict Minerals Team performed a comprehensive review of all suppliers to identify those with products likely to contain 3TGs. A conflict minerals communication survey was launched through a third-party vendor who attempted to contact identified suppliers and provided the Responsible Minerals Initiative ("RMI") Conflict Minerals Reporting Template ("CMRT") version 5.11. Suppliers were provided with training materials for completing their CMRTs and given access to a library of conflict minerals resources. They could also contact our third-party vendor’s support personnel directly with questions. CMRTs received were reviewed to determine legitimacy and consistency of the reported data and follow- up inquiries were made to address items such as incomplete, missing or invalid data.
Nonresponsive suppliers were contacted a minimum of three times through our third-party vendor’s system. They were also managed by our third-party vendor’s team in one-on-one communications as needed. All these communications were monitored and tracked in our third-party vendor’s system for future reporting and transparency. Suppliers who did not respond to the third-party vendor requests were also contacted by Microsemi’s Conflict Minerals Team members through direct outreach campaigns initiated from September 2018 to March 2019.
Microsemi's supply chain with respect to its products is complex. There are many third parties in the supply chain between the ultimate manufacture of the products and the original sources of

3TGs as Microsemi does not purchase 3TGs directly from mines, smelters or refiners (SORs). Microsemi relied upon their direct suppliers to provide information on the origin of the 3TGs contained in components and materials supplied to us, including sources of 3TGs that are supplied from their sub-tier suppliers.

3.2.5	Grievance Mechanism
Microchip has grievance mechanisms whereby employees, suppliers, and others can report suspected non-compliance with legal requirements and suspected non-compliance with Microchip's Code of Business Conduct & Ethics.
Our Code of Business Conduct & Ethics policy (HR-690), Compliance with Laws policy
(HR-685) and Reporting Legal Non-Compliance policy (HR-675) include complaint procedures. These policies are publicly available at https://www.microchip.com/about-us/corporate-responsibility/ethics-conduct.
For additional conflict minerals related grievance, Microchip employees and external parties may also submit concerns or information to ConflictMinerals@Microchip.com.

3.2.6	Maintain Records
Microchip has developed a process for collecting and retaining RCOI and due diligence documentation that was directed, controlled, and archived by the conflict minerals team.

3.3	Identify and Assess Risk in the Supply Chain
Because of our size, the complexity of our products, and the depth, breadth, and evolution of our supply chain, it can be challenging to identify suppliers upstream from our first tier (direct) suppliers. Accordingly, we identify direct suppliers that supply products to us that may contain conflict minerals. We pursue smelter identification using the RMI CMRT; additionally, Microchip leverages our membership in the RMI as an integral part of our supply chain identification and due diligence and risk assessment processes.
During 2018, the RMI removed numerous smelters from their “Conformant” smelter list. Most of these smelters had ceased operations, at least temporarily, or were reclassified as non-smelters by the RMI. A majority of these smelters were RMI “Conformant” before leaving the market, and our third-party due diligence indicated no risk of irresponsible sourcing within the Covered Countries. Microchip did not need to take removal action against these smelters as all would naturally attenuate out of our Category A and E products’ supply chain during our 2019 RCOI. All RMI-delisted smelters were added to Microchip’s Prohibited Smelter List which we provide to all suppliers during our annual RCOIs.

3.3.1    Category B, Category C, and Category D Identified Risks
African Gold Refinery (CID003185), a gold refinery, was reported for the first time this year in our Category B, Category C, and Category D products’ supply chain by a small number of suppliers. This smelter, which is located within the Great Lakes Region of the Covered Countries, presents a credible risk of irresponsible sourcing based upon our due diligence research. As such, Microchip promptly engaged its Category B, Category C, and Category D supply chain to remove this smelter. All affected suppliers voluntarily removed African Gold Refinery from their supply chain and provided validation in the form of a revised CMRT or validation that gold was not contained in the products provided to Microchip via Material Declarations. The response rate from our affected suppliers was an improvement from last year.
Sudan Gold Refining (CID002567), a state-owned gold refinery, was reported for the third time this year in our Category B, Category C, and Category D products’ supply chain by a small number of suppliers. This smelter may present a risk of irresponsible sourcing within the Covered Countries. As such, Microchip promptly engaged its Category B, Category C, and Category D supply chain to remove this smelter. All affected suppliers voluntarily removed Sudan Gold Refining from their supply chain and provided validation in the form of a revised CMRT or validation that gold was not contained in the products provided to Microchip via Material Declarations. The response rate from our affected suppliers was an improvement from last year.
Universal Precious Metals Refining Zambia (CID002854), a gold refinery, was reported for the second time this year in our Category B, Category C, and Category D products’ supply chain by a small number of suppliers. This smelter, which is located within the Great Lakes Region of the Covered Countries, presents a credible risk of irresponsible sourcing based upon our due diligence research. As such, Microchip promptly engaged its Category B, Category C, and Category D supply chain to remove this smelter. All affected suppliers voluntarily removed Universal Precious Metals Refining Zambia from their supply chain and provided validation in the form of a revised CMRT or validation that gold was not contained in the products provided to Microchip via Material Declarations. The response rate from our affected suppliers was an improvement from last year.
Kaloti Precious Metals (CID002563), a gold smelter, was reported for the third time this year in our Category B, Category C, and Category D products’ supply chain by a small number of suppliers. It has come to our attention during our third-party due diligence review that there is a reason to believe that this smelter may present a risk of irresponsible sourcing within the Covered Countries as this smelter is located in a country without a domestic source of gold. Additionally, Kaloti Precious Metals is not listed on the RMI-RMAP Conformant List for Gold thus has not been audited by any entity accepted by the RMI audit protocols. As such, Microchip promptly engaged its Category B, Category C, and Category D supply chain to remove this smelter. All suppliers voluntarily removed Kaloti Precious Metals from their supply chain and provided validation in the form of a revised CMRT or validation that gold was not contained in the products provided to Microchip via Material Declarations. The response rate from our affected suppliers was an improvement from last year.
Fidelity Printers and Refiners Ltd. (CID002515), a gold refinery, was reported for the third time this year in our Category B, Category C, and Category D supply chain by a small number of suppliers. This smelter may present a risk of irresponsible sourcing within the Covered Countries. As such Microchip promptly engaged its Category B, Category C, and Category D supply chain to remove this smelter. All suppliers voluntarily removed Fidelity Printers and Refiners Ltd. from their supply chain and provided validation in the form of a revised CMRT or validation that gold was not contained in the products provided to Microchip via Material Declarations. The response rate from our affected suppliers was an improvement from last year.
Tony Goetz NV (CID002587), a gold smelter, was reported for the third time this year in our Category B, Category C, and Category D products’ supply chain by a small number of suppliers. During our third-party due diligence, it has been found that this smelter may present a risk of irresponsible sourcing within the Covered Countries. As such, Microchip promptly engaged its Category B, Category C, and Category D supply chain to remove this smelter. All suppliers voluntarily removed Tony Goetz NV from their supply chain and provided validation in the form of a revised CMRT or validation that gold was not contained in the products provided to Microchip via Material Declarations. The response rate from our affected suppliers was an improvement from last year.

3.3.2	Category F Identified Risks
African Gold Refinery (CID003185), a gold refinery, was reported for the first time this year in our Category F products’ supply chain by a small number of suppliers. This smelter, which is located within the Great Lakes Region of the Covered Countries, presents a credible risk of irresponsible sourcing based upon our due diligence research. As such, Microsemi promptly engaged its Category F supply chain to remove this smelter. Many suppliers voluntarily removed African Gold Refinery from their supply chain and provided validation in the form of a revised CMRT. Through this engagement process Microsemi was able to achieve a 33% removal rate for this smelter. Microchip will continue to work with its supply chain to educate its suppliers about the risks of having smelters like this in its supply chain and where necessary begin the process of disengaging with the non-cooperating component manufacturer where mitigation appears not feasible or unacceptable.

Sudan Gold Refining (CID002567), a state-owned gold refinery, was reported for the third time this year in our Category F products’ supply chain by a small number of suppliers. This smelter may present a risk of irresponsible sourcing within the Covered Countries. As such Microsemi promptly engaged its Category F supply chain to remove this smelter. Many suppliers voluntarily removed Sudan Gold Refining from their supply chain and provided validation in the form of a revised CMRT. Through this engagement process Microsemi was able to achieve a 62% removal rate for this smelter. Microchip will continue to work with its supply chain to educate its suppliers about the risks of having smelters like this in its supply chain and where necessary begin the process of disengaging with the non-cooperating component manufacturer where mitigation appears not feasible or unacceptable.
Universal Precious Metals Refining Zambia (CID002854), a gold refinery, was reported for the second time this year in our Category F products’ supply chain by a small number of suppliers. This smelter, which is located within the Great Lakes Region of the Covered Countries, presents a credible risk of irresponsible sourcing based upon our due diligence research. As such, Microsemi promptly engaged its Category F supply chain to remove this smelter. Many suppliers voluntarily removed Universal Precious Metals Refining Zambia from their supply chain and provided validation in the form of a revised CMRT. Through this engagement process Microsemi was able to achieve a 50% removal rate for this smelter. Microchip will continue to work with its supply chain to educate its suppliers about the risks of having smelters like this in its supply chain and where necessary begin the process of disengaging with the non-cooperating component manufacturer where mitigation appears not feasible or unacceptable.
Kaloti Precious Metals (CID002563), a gold smelter, was reported for the third time this year in our Category F products’ supply chain by a small number of suppliers. It has come to our attention during our third-party due diligence review that there is a reason to believe that this smelter may present a risk of irresponsible sourcing within the Covered Countries as this smelter is located in a country without a domestic source of gold. Additionally, Kaloti Precious Metals is not listed on the RMI-RMAP Conformant List for Gold thus has not been audited by any entity accepted by the RMI audit protocols. As such Microsemi promptly engaged its Category F supply chain to remove this smelter. Many suppliers voluntarily removed Kaloti Precious Metals from their supply chain and provided validation in the form of a revised CMRT. Through this engagement process Microsemi was able to achieve a 56% removal rate for this smelter. Microchip will continue to work with its supply chain to educate its suppliers about the risks of having smelters like this in its supply chain and where necessary begin the process of disengaging with the non-cooperating component manufacturer where mitigation appears not feasible or unacceptable.

Fidelity Printers and Refiners Ltd. (CID002515), a gold refinery, was reported for the third time this year in our Category F supply chain by a small number of suppliers. This smelter may present a risk of irresponsible sourcing within the Covered Countries. As such Microsemi promptly engaged its Category F supply chain to remove this smelter. Many suppliers voluntarily removed Fidelity Printers and Refiners Ltd. from their supply chain and provided validation in the form of a revised CMRT. Through this engagement process Microsemi was able to achieve a 64% removal rate for this smelter. Microchip will continue to work with its supply chain to educate its suppliers about the risks of having smelters like this in its supply chain, and where necessary begin the process of disengaging with the non-cooperating component manufacturer where mitigation appears not feasible or unacceptable.
Tony Goetz NV (CID002587), a gold smelter, was reported for the third time this year in our Category F products’ supply chain by a small number of suppliers. During our third-party due diligence, it has been found that this smelter may present a risk of irresponsible sourcing within the Covered Countries. As such Microsemi promptly engaged its Category F supply chain to remove this smelter. Many suppliers voluntarily removed Tony Goetz NV from their supply chain and provided validation in the form of a revised CMRT. Through this engagement process Microsemi was able to achieve a 50% removal rate for this smelter. Microchip will continue to work with its supply chain to educate its suppliers about the risks of having smelters like these in its supply chain and where necessary begin the process of disengaging with the non-cooperating component manufacturer where mitigation appears not feasible or unacceptable.
Dijllah Gold Refinery FZC (CID003348), a gold smelter. During our third-party due diligence, it has been found that this smelter may present a risk of irresponsible sourcing within the Covered Countries. As such, Microsemi promptly engaged this supplier to remove this smelter; however, the affected supplier has not yet responded. Microchip continues to press its supply chain to remove this smelter. Additionally, Microchip will continue to work with its supply chain to educate its suppliers about the risks of having smelters like these in its supply chain and where necessary begin the process of disengaging with the non-cooperating component manufacturer where mitigation appears not feasible or unacceptable.
Fujairah Gold (CID002584), a gold smelter. During our third-party due diligence, it has been found that this smelter may present a risk of irresponsible sourcing within the Covered Countries. As such Microsemi promptly engaged its Category F supply chain to remove this smelter; however, the affected supplier has not yet responded. Microchip continues to press its supply chain to remove this smelter. Additionally, Microchip will continue to work with its supply chain to educate its suppliers about the risks of having smelters like these in its supply chain and where necessary begin the process of disengaging with the non-cooperating component manufacturer where mitigation appears not feasible or unacceptable.

International Precious Metal Refiners (CID002562), a gold refinery. During our third-party due diligence, it has been found that this smelter may present a risk of irresponsible sourcing within the Covered Countries. As such Microsemi promptly engaged its Category F supply chain to remove this smelter; however, the affected supplier has not yet responded. Microchip continues to press its supply chain to remove this smelter. Additionally, Microchip will continue to work with its supply chain to educate its suppliers about the risks of having smelters like these in its supply chain and where necessary begin the process of disengaging with the non-cooperating component manufacturer where mitigation appears not feasible or unacceptable.

3.4	Design and Implement a Strategy to Respond to Risks
We believe that understanding smelter sourcing practices is the best method that can eventually lead to the determination of a product's conflict status. To that end, Microchip is a member of the RMI. We review the lists of smelters reported by our supply chain against the RMI RMAP "Conformant" smelter lists, their "active" smelter lists, the TI-CMC "active" smelter list (TI-CMC Category A, Members Progressing Toward RMAP Validation), and the KUMA “active” smelter list (KUMA, Members Progressing Toward RMAP Validation). We plan to engage with any of our suppliers whom we have reason to believe are supplying us with 3TG from sources that support conflict in the Covered Countries to seek to establish an acceptable alternative source of 3TG that does not support such conflict. We also engage directly with smelters reported by our supply chain and for which we can locate viable contact information to voluntarily participate in the RMI RMAP or similar sourcing audit programs leading to recognition by the RMI RMAP as Conformant with the organization’s responsible minerals sourcing protocols.

3.5	Carry Out Independent Third-Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain
We do not typically have a direct relationship with 3TG smelters and refiners and do not perform direct audits of these entities within our supply chain. Microchip does, however, leverage our third-party due diligence consultant as a way to contact smelters and refiners that we do not have direct relationships with or do not have the ability to contact. Using our third-party due diligence consultant Microchip gains insight into SORs’ sourcing practices, and their internal due diligence procedures. Microchip’s third-party due diligence consultant also encourages non-conformant SORs to become conformant by joining the RMI or affiliated groups on our behalf. Additionally, Microchip utilizes and supports the due diligence conducted by programs like the RMI to conduct and coordinate third-party audits to validate 3TG processors sourcing practices.

During the reporting year, Microchip purchased gold sputter targets from one large refiner, and Tin Anode from one large refiner, each of which is recognized by the RMI RMAP as Conformant with the organization’s responsible minerals sourcing protocols. We support responsible minerals sourcing audits through membership with the RMI.

3.6	Report on Supply Chain Due Diligence
In addition to this CMR, we communicate our conflict minerals activities in our annual Sustainability Report and in our conflict minerals sourcing policy, which are available on our company website: www.microchip.com. The information on our website is not incorporated into this CMR.

4.	Due Diligence Results

4.1	Request Information
We conducted a Reasonable Country of Origin Inquiry (“RCOI”) of those suppliers described above using the RMI CMRT. The RMI CMRT was developed to facilitate disclosure and communication of information regarding smelters and refiners that provide 3TG to a company's supply chain.

4.2	Summary Results for All Product Categories
As a result of our continuous due diligence with suppliers and smelters through Microchip’s third-party due diligence consultant team, Microchip has determined that approximately 100% of our smelters are RMAP compliant as of the end of our RCOI for our Category A products. These are the same results that we saw at the end of 2017, and 2016.
Microchip’s Category B, Category C, and Category D through the same due diligence processes were able to make considerable strides this year. Microchip has determined that approximately 80% of our smelters reported to us are RMAP compliant as of the end of our RCOI for our Category B, Category C, and Category D products, These are the same results that we saw at the end of 2017, and an increase from what we saw at the end of 2016 77%. Additionally for our Category B, Category C, and Category D products, all reported high-risk SORs were successfully removed from Microchip’s supply chain.
Microsemi’s Category E products through the same due diligence process were able to determine that approximately 99% of their smelters were RMAP conformant as of the end of their RCOI for our Category E products. In previous years Microsemi did not separate their product categories, therefore Microchip cannot provide year over year data analysis for this product category. Category E products will be integrated into Microchip’s Category A products for our 2019 RCOI with the expectation that 100% of the smelters reported to us by our suppliers be RMI-RMAP conformant.

Microsemi’s Category F products through the same due diligence process were able to determine that approximately 80% of their smelters were RMAP conformant as of the end of their RCOI for our Category F products. In previous years Microsemi did not separate their product categories, therefore Microchip cannot provide a year over year data analysis for this product category. Category F products will be integrated into Microchip’s Category B, C, and D products for our 2019 RCOI.
Based on RCOI information provided by suppliers in Microchip's supply chains, our own due diligence efforts, and due diligence provided by our third-party due diligence consultant, the SORs that may have processed the 3TG in Microchip's Category A products include those listed in Table 1. The SORs that may have processed the 3TG in Microchip's Category B, Category C, and Category D products include those listed in Table 2. Microsemi's Category E products include those SOR’s listed in Table 3. Additionally, the SORs that may have processed the 3TG in Microchip's Category F products include those listed in Table 4.
Based on our due diligence efforts, Microchip does not have sufficient information to conclusively determine the countries of origin for the 3TG in our products. Based on information provided by Microchip's suppliers, our third-party due diligence consultant, the RMI and others, Microchip believes that the countries of origin for the 3TG in our products include the countries listed in Table 5.
While we identified 52 smelters for Category A products that use exclusively scrap or recycled sources of 3TG, we determined that no correlation can be made to any specific Microchip Category A product type, technology family, or part number. No Microchip Category A product is made exclusively with 3TG solely sourced from scrap or recycled sources.
While we identified 65 smelters for Category B, Category C, and Category D products that use exclusively scrap or recycled sources of 3TG, we determined that no correlation can be made to any specific Microchip Category B, Category C, and Category D product types, technology families, or part number. No Microchip Category B, Category C, and Category D product is made exclusively with 3TG solely sourced from scrap or recycled sources.
While we identified 53 smelters for Category E products that use exclusively scrap or recycled sources of 3TG, we determined that no correlation can be made to any specific Microchip Category E product types, technology families, or part number. No Microchip Category E product is made exclusively with 3TG solely sourced from scrap or recycled sources.
While we identified 66 smelters for Category F products that use exclusively scrap or recycled sources of 3TG, we determined that no correlation can be made to any specific Microchip Category F product types, technology families, or part number. No Microchip Category F product is made exclusively with 3TG solely sourced from scrap or recycled sources.

Microchip's independent due diligence produced information suggesting 33 reported smelters for Category A products either are known to source from the Covered Countries or there is reason to believe may or could source from the Covered Countries based upon business relationships. Each of these smelters is recognized by the RMI RMAP to be Conformant with the organization’s responsible minerals sourcing protocols and is listed on the RMI RMAP “Conformant” smelter lists.
Microchip's independent due diligence produced information suggesting 41 reported smelters for Category B, Category C, and Category D products either are known to source from the Covered Countries or there is reason to believe may or could source from the Covered Countries based upon business relationships. 35 of these smelters are recognized by the RMI RMAP to be “Conformant” with the organization’s responsible minerals sourcing protocols and are listed on the RMI RMAP “Conformant” smelter lists. For the six smelters reported to be in the supply chain for Category B, Category C, and Category D products that were neither recognized by the RMI RMAP as Conformant with the organization’s responsible minerals sourcing protocols and listed on the RMI RMAP “Conformant” smelter lists nor the organization’s "active" smelter lists, or the TI-CMC "active" smelter list (TI-CMC Category A Members Progressing Toward RMAP Validation), Microchip performed additional due diligence. The review criteria include a determination of the geographic location, whether there is a known, actively mined, and economically viable reserve of 3TG in the area, whether there is positive evidence of responsible and/or irresponsible sourcing, whether there is contrary evidence of responsible sourcing - all from publicly available sources, the smelters’ websites, the UN Group of Experts, NGOs, the RMI and similar organizations, and from our due diligence consultant’s communication with certain smelters. From this due diligence review for all product categories Microchip concludes:

•
Among the 36 smelters, geographical locations were consistent with highly mineralized regions. There were six findings during our due diligence of possible irresponsible mineral sourcing. For the remaining 29 smelters there was no evidence of irresponsible sourcing. Please refer to Section 3.3, of this Conflict Minerals Report for the discussion on the steps taken on these six findings.

Microchip's independent due diligence for Microsemi’s Category E products produced information suggesting 36 reported smelters either are known to source from the Covered Countries or there is reason to believe may or could source from the Covered Countries based upon business relationships. Each of these smelters is recognized by the RMI RMAP to be Conformant with the organization’s responsible minerals sourcing protocols and is listed on the RMI RMAP “Conformant” smelter lists.
Microchip's independent due diligence for Microsemi’s Category F products produced information suggesting 47 reported smelters either are known to source from the Covered Countries or there is reason to believe may or could source from the Covered Countries based upon business relationships. 38 of these smelters are recognized by the RMI RMAP to be “Conformant” with the organization’s responsible minerals sourcing protocols and are listed on the RMI RMAP “Conformant” smelter lists. For the nine smelters reported to be in the supply chain for Category F products that were neither recognized by the RMI RMAP as Conformant with the organization’s responsible minerals sourcing protocols and listed on the RMI RMAP “Conformant” smelter lists nor the organization’s "active" smelter lists, or the TI-CMC "active" smelter list (TI-CMC Category A Members Progressing Toward RMAP Validation), Microchip performed additional due diligence. The review criteria include a determination of the geographic location, whether there is a known, actively mined, and economically viable reserve of 3TG in the area, whether there is positive evidence of responsible and/or irresponsible sourcing, whether there is contrary evidence of responsible sourcing - all from publicly available sources, the smelters’ websites, the UN Group of Experts, NGOs, the RMI and similar organizations, and from our due diligence consultant’s communication with certain smelters. From this due diligence review for all product categories Microchip concludes:

•
Among the 38 smelters, geographical locations were consistent with highly mineralized regions. There were nine findings during our due diligence of possible irresponsible mineral sourcing. For the remaining 29 smelters there was no evidence of irresponsible sourcing. Please refer to Section 3.3, of this Conflict Minerals Report for the discussion on the steps taken on these nine findings.

4.3	Efforts to Determine Mine or Location of Origin
We have determined that participation in RMI, requesting our suppliers complete the RMI CMRT, and retaining a third-party due diligence consultant in the reporting year are reasonable ways to determine the mines or countries of origin of the 3TG in our supply chain.

4.4	Smelters or Refiners
Microchip does not source 3TG directly from the Covered Countries, and Microchip typically does not source 3TG directly from smelters or refiners. The exceptions are gold sputter targets, and Tin Anode. In this reporting year, Microchip purchased certain gold sputter targets from one large refiner, and Tin Anode from one large refiner, all of which are recognized by the RMI RMAP as Conformant with the organization’s responsible minerals sourcing protocols.
Based on RCOI information provided by suppliers in Microchip’s supply chains, our own due diligence efforts, and due diligence provided by our consultant, the facilities that may have processed the 3TG in Microchip’s Category A products include those listed in Table 1.

4.4.1    Category B, Category C, and Category D
Microsemi does not source 3TG directly from the Covered Countries, and Microsemi does not source 3TG directly from smelters or refiners for Category B, Category C, and Category D products. The facilities that may have processed the 3TG in Category B, Category C, and Category D products include those listed in Table 2.
4.4.2    Category E
Microsemi does not source 3TG directly from the Covered Countries, and Microsemi does not source 3TG directly from smelters or refiners for Category E products. The facilities that may have processed the 3TG in Category E products include those listed in Table 3.
4.4.3    Category F
Microchip does not source 3TG directly from the Covered Countries, and Microchip does not source 3TG directly from smelters or refiners for Category F products. The facilities that may have processed the 3TG in Category F products include those listed in Table 4.
5.        STEPS TO BE TAKEN TO MITIGATE RISK
We intend to take the following steps to improve the due diligence conducted to further mitigate risk that the necessary conflict minerals in our products could benefit armed groups in the Covered Countries:

a.
Continue to work with the RMI and/or other relevant trade associations to define and improve best practices and build leverage over the supply chain in accordance with the OECD Guidance and/or other SEC recognized framework.

b.
Consolidate RCOI and due diligence practices and activities into a conflict minerals management system. Continue to retain a third-party due diligence consultant experienced with smelter sourcing research and direct smelter engagement.

c.	Conduct annual reporting year RCOI for Category A products using the RMI CMRT. Starting 2019 all Category E products will be included merged into Microchip’s annual RCOI.

d.
Conduct annual reporting year RCOI for Category B, Category C, and Category D products using RMI CMRT. Microchip will communicate its expectation that suppliers for Category B, Category C, and Category D products begin to remove uncooperative smelters, and smelters that are not actively participating with the RMI RMAP, or similar sourcing programs from the products they provide to Microchip through Microchip's contract manufacturers. Starting 2019 all category F products will be included merged into Microchip annual RCOI.

e.	Develop supplier engagement strategies that may improve the RCOI response rate for Category B, Category C, and Category D suppliers where Microchip is a second-tier customer or lower.

f.	Through our efforts or those of our due diligence consultant, engage with selected smelters to encourage participation with the RMI RMAP responsible minerals sourcing audits.

g.
Continue to remove smelters from our Category A supply chain that become uncooperative with the RMI RMAP, or who were at one time, voluntarily participating with the RMI RMAP responsible minerals sourcing audit program or similar programs but who have fallen off the “Conformant” smelter lists unless the RMI places the smelter into its “smelters undergoing extended corrective action” category. Microchip will review the business need for a smelter in this category and may, depending on the cause for removal and the nature and content of affirmative commitments made by the affected smelter, choose to retain the smelter in its supply chain.

h.	Engage with direct suppliers found to be supplying us with 3TG from sources that support conflict in any Covered Country to seek to establish an acceptable alternative source of 3TG.

TABLE 5

Category A Products

Smelters Reported to be in Supply Chain
The RCOI producing this data was completed principally by August 15, 2018. 100% of supply chain reported.

Metal	Smelter Name	Country
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Asahi Pretec Corp.	JAPAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Aurubis AG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Chimet S.p.A.	ITALY
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dowa	JAPAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA

Metal	Smelter Name	Country
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Italpreziosi	ITALY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Marsam Metals	BRAZIL
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN

Metal	Smelter Name	Country
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Safimet S.p.A	ITALY
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	T.C.A S.p.A	ITALY
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Valcambi S.A.	SWITZERLAND
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Global Advanced Metals Aizu	JAPAN

Metal	Smelter Name	Country
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	CV Ayi Jaya	INDONESIA

Metal	Smelter Name	Country
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Dowa	JAPAN
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Fenix Metals	POLAND
Tin	Minsur	PERU
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Metallo Belgium N.V.	BELGIUM
Tin	Metallo Spain S.L.U.	SPAIN
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA

Metal	Smelter Name	Country
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Thaisarco	THAILAND
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA

Metal	Smelter Name	Country
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA

TABLE 6

Category B, Category C, and Category D Products

Smelters Reported to be in Supply Chain
The RCOI producing this data began May 31, 2018, and continued through January 10, 2018. Approximately 92% of supply chain reported.

Metal	Smelter	Country
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	African Gold Refinery	UGANDA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Aurubis AG	GERMANY
Gold	Bangalore Refinery	INDIA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Chimet S.p.A.	ITALY
Gold	Chugai Mining	JAPAN
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dowa	JAPAN
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF

Metal	Smelter	Country
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Henan Yuguang Gold & Lead Co., Ltd.	China
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Italpreziosi	ITALY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	L'Orfebre S.A.	ANDORRA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Marsam Metals	BRAZIL

Metal	Smelter	Country
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	NH Recytech Company	KOREA, REPUBLIC OF
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	Safimet S.p.A	ITALY
Gold	SAFINA A.S.	CZECH REPUBLIC
Gold	Sai Refinery	INDIA
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF

Metal	Smelter	Country
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Shandong Humon Smelting Co., Ltd.	China
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Super Dragon Technology Co., Ltd.	China
Gold	T.C.A S.p.A	ITALY
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Tony Goetz NV	BELGIUM
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd.	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA

Metal	Smelter	Country
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA

Metal	Smelter	Country
Tin	CV Gita Pesona	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Dowa	JAPAN
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Estanho de Rondonia S.A.	BRAZIL
Tin	Fenix Metals	POLAND
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Metallo Belgium N.V.	BELGIUM
Tin	Metallo Spain S.L.U.	SPAIN
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Pongpipat Company Limited	MYANMAR
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA

Metal	Smelter	Country
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Super Ligas	BRAZIL
Tin	Thaisarco	THAILAND
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA

Metal	Smelter	Country
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA

TABLE 7

Category E Products

Smelters Reported to be in Supply Chain
The RCOI producing this data was completed principally by March 25th, 2019. 100% of supply chain reported.

Metal	Smelter	Country
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Aurubis AG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Chimet S.p.A.	ITALY
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dowa	JAPAN
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA

Metal	Smelter	Country
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Italpreziosi	ITALY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Marsam Metals	BRAZIL
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA

Metal	Smelter	Country
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Safimet S.p.A	ITALY
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	T.C.A S.p.A	ITALY
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA

Metal	Smelter	Country
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA

Metal	Smelter	Country
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Dowa	JAPAN
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Fenix Metals	POLAND
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Metallo Belgium N.V.	BELGIUM
Tin	Metallo Spain S.L.U.	SPAIN
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA

Metal	Smelter	Country
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Thaisarco	THAILAND
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA

Metal	Smelter	Country
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA

TABLE 8

Category F Products

Smelters Reported to be in Supply Chain
The RCOI producing this data was completed principally by March 25th, 2019. 94% of supply chain reported.

Metal	Smelter	Smelter Country
Gold	8853 S.p.A.	ITALY
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	African Gold Refinery	UGANDA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Aurubis AG	GERMANY
Gold	Bangalore Refinery	INDIA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Chimet S.p.A.	ITALY
Gold	Chugai Mining	JAPAN
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dowa	JAPAN

Metal	Smelter	Smelter Country
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Fujairah Gold FZE	UNITED ARAB EMIRATES
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Italpreziosi	ITALY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Co., Ltd.	CHINA

Metal	Smelter	Smelter Country
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	L'Orfebre S.A.	ANDORRA
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Marsam Metals	BRAZIL
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Morris and Watson Gold Coast	AUSTRALIA
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	NH Recytech Company	KOREA, REPUBLIC OF
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND
Gold	QG Refining, LLC	UNITED STATES OF AMERICA
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA

Metal	Smelter	Smelter Country
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	Safimet S.p.A	ITALY
Gold	SAFINA A.S.	CZECH REPUBLIC
Gold	Sai Refinery	INDIA
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Shangdong Humon Smelting Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	T.C.A S.p.A	ITALY
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Tony Goetz NV	BELGIUM
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA

Metal	Smelter	Smelter Country
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF

Metal	Smelter	Smelter Country
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Dowa	JAPAN
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Estanho de Rondonia S.A.	BRAZIL
Tin	Fenix Metals	POLAND
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Melt Metais e Ligas S.A.	BRAZIL

Metal	Smelter	Smelter Country
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Metallo Belgium N.V.	BELGIUM
Tin	Metallo Spain S.L.U.	SPAIN
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Pongpipat Company Limited	MYANMAR
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA

Metal	Smelter	Smelter Country
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Super Ligas	BRAZIL
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM
Tin	Thaisarco	THAILAND
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA

Metal	Smelter	Smelter Country
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA

TABLE 9

Countries of Origin2

Andorra	Finland	Myanmar	Tanzania
Argentina	French Guyana	Netherlands	Thailand
Australia	Georgia	New Caledonia	Turkey
Austria	Germany	New Zealand	Uganda[3]
Belgium	Ghana	Papua New Guinea	UAE[4]
Bolivia	Guyana	Peru	United Kingdom
Botswana	Honduras	Philippines	USA
Brazil	India	Poland	Uzbekistan
Bulgaria	Indonesia	Portugal	Vietnam
Burkina Faso	Italy	Russian Federation	Zambia[5]
Burundi	Japan	Rwanda	Zimbabwe[6]
Cambodia	Kazakhstan	Singapore
Canada	Korea, Republic Of	Solomon Islands
Chile	Kyrgyzstan	South Africa
China	Laos	Spain
Colombia	Lithuania	Sudan[7]
Democratic Republic of Congo	Macedonia	Sweden
Estonia	Malaysia	Switzerland
Ethiopia	Mexico	Taiwan
Fiji	Mongolia	Tajikistan

________________________
2Microchip’s Countries of Origin and Reason to Believe Countries of Origin list as provided by the best of our ability.
3Please refer to Section 3.3, of this Conflict Minerals Report for the discussion of due diligence and removal action taken against African Gold Refinery, the only reported smelter in Uganda.
4Please refer to Section 3.3, of this Conflict Minerals Report for the discussion of due diligence and removal action taken against Dijllah Gold Refinery FZC, Fujairah Gold, and International Precious Metal Refiners
5Please refer to Section 3.3, of this Conflict Minerals Report for the discussion of due diligence and removal action taken against Universal Precious Metals Refining Zambia, the only reported smelter in Zambia.
6Please refer to Section 3.3, of this Conflict Minerals Report for the discussion of due diligence and removal action taken against Fidelity Printers and Refiners Ltd. Zimbabwe, the only reported smelter in Zimbabwe.
7Please refer to Section 3.3, of this Conflict Minerals Report for the discussion of due diligence and removal action taken against Sudan Gold Refinery, the only reported smelter in Sudan.

Caution Concerning Forward-Looking Statements
This Conflict Minerals Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include the statements that we are working toward a goal to ensure our products are manufactured and/or sourced from socially responsible supply chains, that we plan to engage with any of our suppliers whom we have reason to believe are supplying us with 3TG from sources that support conflict in the DRC and the steps set forth in Section 5 that we intend to take to improve the due diligence conducted. We also use words such as "anticipate," "believe," "plan," "expect," "future," "intend" and similar expressions to identify forward-looking statements. All forward-looking statements involve risk and uncertainty. Our actual results could differ materially from the results anticipated in these forward-looking statements for a number of reasons including changes in our supply chain, our ability or inability to obtain an adequate supply of materials from current or alternative suppliers and the cost of such materials, the level of cooperation we receive from our suppliers with respect to our further due diligence, changes in regulations in the U.S. or other countries (including the Covered Countries), or changes in political or economic conditions in the U.S. or other countries (including the Covered Countries). For a detailed discussion of these and other risk factors, please refer to Microchip's filings on forms 10-K and 10-Q. You can obtain copies of Forms 10-K and 10-Q and other relevant documents for free at Microchip's website (www.microchip.com) or the SEC's website (www.sec.gov) or from commercial document retrieval services. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You should not place undue reliance on these forward-looking statements. We disclaim any obligation to update information contained in any forward-looking statement.